January 2025 Exhibit 99.1

Forward Looking Statements This presentation contains forward-looking statements that are intended to be covered by the safe harbor for such statements provided by the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the management of CVB Financial Corp. and Citizens Business Bank (collectively, the “Company”) and are subject to significant risks and uncertainties that could cause actual results or performance to differ materially from those projected. You should not place undue reliance on these statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include, among others, changes in the U.S. economy or local, regional and global business, economic and political conditions; changes in laws or the regulatory environment, including trade, monetary and fiscal policies and laws; inflation or deflation, interest rate, market and monetary fluctuations; possible changes in our levels of capital or liquidity or our access to government or private lending facilities; possible credit related impairments, goodwill impairments or declines in the fair value of our loans and securities; our ability to retain and grow deposits, including low cost deposits; the effect of acquisitions we have made or may make; changes in the competitive environment, including technological changes; changes in the commercial and residential real estate markets; changes in customer preferences, borrowing and savings habits; systemic or non-systemic bank failures or crises; geopolitical conditions, threats of terrorism or military action, catastrophic events or natural disasters such as earthquakes, droughts, pandemics, climate change and extreme weather; fraud and cybersecurity threats; and ongoing or unanticipated legal or regulatory proceedings or outcomes. These factors also include those contained in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements that the Company or its management may make from time to time. These forward-looking statements speak solely as of the date they are made and are based only on information then actually known to the Company’s executives who are making the associated statements. The Company does not undertake to update any forward-looking statements except as required by law. Non-GAAP Financial Measures—Certain financial information provided in this presentation has not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and is presented on a non-GAAP basis. Investors and analysts should refer to the reconciliations included in this presentation and should consider the Company’s non-GAAP measures in addition to, not as a substitute for or as superior to, measures prepared in accordance with GAAP. These measures may or may not be comparable to similarly titled measures used by other companies.

Total Assets: $15.2 Billion Gross Loans: $ 8.5 Billion Total Deposits (Including Repos):$12.2 Billion Total Equity: $ 2.2 Billion CVB Financial Corp. (CVBF) Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974.

As of 01/22/2025 CVB Financial Corp. is the holding company for Citizens Business Bank SNL Financial ranking of largest bank holding companies in CA, as of 12/31/2023 Bank Accomplishments & Ratings 191 Consecutive Quarters of Profitability 141 Consecutive Quarters of Cash Dividends Forbes, Best Banks in America (2016 – 2024)* Ranked #1 Forbes, Best Banks in America (2016, 2020, 2021, 2023) Ranked in S&P Global Market Intelligence’s Top 50 2024 Public Banks Bauer Financial Report Five Star Superior Rating 63 Consecutive Quarters Fitch Rating BBB+ (April 2024) One of the 10 largest bank holding companies in CA * Not eligible for rankings in 2018

62 Business Financial Centers 3 CitizensTrust Locations Corporate Office Business Financial Centers CitizensTrust

Our Vision Citizens Business Bank will strive to become the premier financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners.

Target Customer The best privately-held and/or family-owned businesses throughout California Annual revenues of $1-300 million Top 25% in their respective industry Full relationship banking Build long-term relationships

Three Areas of Growth DeNovo San Diego (2014) Oxnard (2015) Santa Barbara (2015) San Diego (2017) Stockton (2018) Modesto (2020) Acquisitions American Security Bank (2014) County Commerce Bank (2016) Valley Business Bank (2017) Community Bank (2018) Suncrest Bank (2022)

Relationship Banking Model Relationship Manager (Bank) Real Estate International Services Treasury Management Specialty Banking Construction Lending CitizensTrust/ Wealth Management Bankcard/ Processing SBA Citizens Home Lending Marketing Citizens Equipment Financing Government Services Customer Credit Management Division Dairy & Livestock Agribusiness Asset Based Lending

Acquisition Strategy Target size: $1 billion to $10 billion in assets Financial & Strategic In-market and/or adjacent geographic market (California) Banks: Banking Teams: In-market New markets

CVBF Balance Sheet Profile TCE Tier 1 Leverage CET1 Tier 1 RBC Total RBC 9.8% 11.5% 16.2% 16.2% 17.1% Assets $15.2B Securities $4.9B Loans $8.5B Deposits & Repos $12.2B $12.7B December 31, 2024 Capital Ratios as of December 31, 2024 Funding

Q4 2024 Financial Highlights Profitability ROATCE = 14.31% ROAA = 1.30% Efficiency Ratio = 47.3% Income Statement Q4’24 Net Income = $51 million / EPS = $0.36 $16.8 million gain on sale/leaseback transactions $16.7 million loss on sale of AFS securities $3 million recapture of provision for credit losses NIM = 3.18% Balance Sheet AFS investments - purchased $385 million and sold $155 million Noninterest deposits > 59% of Total Deposits Avg. Deposits & Repos grew by $150 million vs. Q3’24 Avg. Loans decreased by $83 million vs. Q3’24 Asset Quality Q4 Net recoveries = $180K NPA/TA = 0.31% (NPA = $47.1 million) Classified loans = $89.5 million or 1.05% of total loans ACL = $80 million or 0.94% of gross loans OREO = $19.3 million Capital CET1 Ratio = 16.2% Total Risk-Based Ratio = 17.1% Tangible Common Equity Ratio = 9.8%

Selected Ratios 2022 2023 2024 Q4’23 Q3’24 Q4’24 ROATCE* 18.85% 18.48% 14.95% 16.21% 14.93% 14.31% NIM 3.30% 3.31% 3.09% 3.26% 3.05% 3.18% Cost of Deposits 0.05% 0.41% 0.88% 0.62% 0.98% 0.93% Cost of Funds 0.06% 0.83% 1.32% 1.09% 1.47% 1.13% Efficiency Ratio 38.98% 42.00% 46.55% 47.60% 46.53% 47.34% NIE % Avg. Assets 1.28% 1.41% 1.45% 1.62% 1.42% 1.49% NPA % Total Assets 0.03% 0.13% 0.31% 0.13% 0.15% 0.31% Net Charge-Offs (Recoveries) to Avg. Loans (0.01%) 0.00% 0.04% 0.00% 0.00% 0.00% CET1 Ratio 13.5% 14.6% 16.2% 14.6% 15.8% 16.2% Total Risk-Based Capital Ratio 14.4% 15.5% 17.1% 15.5% 16.6% 17.1% Performance Credit Quality Capital * See Non-GAAP Reconciliation

Selected Highlights ($ in Thousands) 2022 2023 2024 Net Interest Income $ 505,513 $ 487,990 $ 447,347 Noninterest Income 49,989 59,330 54,474 Noninterest Expense, excluding Regulatory Assessments 211,078 215,874 223,493 Regulatory Assessments 5,477 17,710 10,091 Total Noninterest Expense 216,555 229,886 233,583 PTPP* 338,947 317,434 268,238 Provision for (Recapture of) Credit Losses 10,600 2,000 (3,000) Earnings before Income Taxes 328,347 315,434 271,238 Net Income $ 235,425 $ 221,435 $ 200,716 Basic earnings per common share $1.67 $1.59 $1.44 Diluted earnings per common share $1.67 $1.59 $1.44 Income Statement * See Non-GAAP Reconciliation

Selected Highlights ($ in Thousands) Q4’23 Q3’24 Q4’24 Net Interest Income $ 119,356 $ 113,619 $110,418 Noninterest Income 19,163 12,834 13,103 Noninterest Expense, excluding Regulatory Assessments 54,637 56,732 56,352 Regulatory Assessments 11,293 2,103 2,128 Total Noninterest Expense 65,930 58,835 58,480 PTPP 72,589 67,618 65,041 (Recapture of) Provision for Credit Losses (2,000) - (3,000) Earnings before Income Taxes 74,589 67,618 68,041 Net Income $ 48,508 $ 51,224 $50,858 Basic earnings per common share $0.35 $0.37 $0.36 Diluted earnings per common share $0.35 $0.37 $0.36 Income Statement

Selected Highlights ($ in Thousands) Q4’23 Q3’24 Q4’24 Average Cash & Cash Equivalents $ 593,110 $ 1,379,054 $ 637,004 Average Loans 8,856,654 8,605,270 8,522,587 Average Total Securities 5,328,208 5,080,033 4,936,514 Average Noninterest-bearing Deposits 7,450,856 7,124,952 7,116,050 Average Total Deposits & Customer Repurchase Agreements 12,455,330 12,420,131 12,570,619 Average Borrowings 1,585,272 1,729,405 500,000 Loan-to-deposit 72.87% 71.38% 70.35% Noninterest-bearing deposits/Total Deposits 61.30% 59.10% 58.74% Average Balance Sheet

Earnings Per Share 191 Consecutive Quarters of Profitability since 1977

Dividends – 141 Consecutive Quarters 141 Consecutive Quarters More than 30 years of cash dividends since 1989 Dividend payout ratio calculated on per share basis.

Q4 & Q3 2024 Sale / Leaseback Sale Leaseback Sale 3 banking centers & 1 admin office $45 million net cash proceeds $26 million pre-tax gain Leaseback 15-18 years lease term $1.8 million annual incremental occupancy expense Investment Securities Sale of AFS $467 million AFS Book Value Average yield < 3% $439 million proceeds $28.3 million pre-tax loss Purchase of AFS $385 million AFS Book Value Average yield > 5% Wholesale Funding $1.3 billion BTFP redemption $100 million Brokered CD $17 million quarterly interest Financial Impact Q4 ROAA = 1.30% Q4 NIM = 3.18% Q4 COF = 1.13%

Balance Sheet Repositioning -$1.0B $13.5 billion $14.5 billion -$1.1B $12.7 billion $13.8 billion

Net Interest Income and NIM ($ in Millions)

Net Interest Margin Trend * Source: As calculated by S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX

Return on Average Assets * Source: As calculated by S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX

Return on Average Tangible Common Equity * Source: As calculated by S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX

CET1 Ratio Trend (%) * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX

TCE Ratio Trend (%) * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX Suncrest Q1’22 ASR program: ~3mm shares

Total Deposits & Customer Repos Cost of Interest-Bearing Deposits and Repos December 2024 2.15% December 2023 1.60%

Deposit & Repo Quarterly Avg. Trends

Deposit Growth Suncrest +$1.2B Q1’22 Brokered $300mm Suncrest $1.2B

Cost of Deposits For the Last 5 Years CVBF Ranked Among the 5 Lowest Cost of Deposits of the 50 Banks in the KRX Index Source: As calculated by S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX (50 Banks)

Cost of Deposits: Monthly Trends CVBF Cost of Deposit Detail

Loans by Type CRE $6.51B C&I $0.93B Other $1.10B

Loan Trends – Quarterly Averages ($ in Millions) 3.7% decline 2.1% decline 6.4% decline 2.5% decline

Line Utilization Trends Total D&L C&I

ACL Nine Quarter Trend ($ in Millions) * Total Balance

Classified Loan Trend ($ in Millions)

Classified Loans / Total Loans (%) * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX

Net Charge-Offs / Average Loans (%) * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX

Appendix Non-GAAP Reconciliation

Owner/Non-Owner Occupied Commercial Real Estate Loans Collateral Type

CRE by Collateral Collateral Type Balance % of Owner Occupied LTV at Origination Avg. Size Classified Classified (Non- Owner) Classified (Owner) Industrial $ 2,217 48% 49% $ 1.62 $ 19.59 $ 10.40 $ 9.19 Office 1,039 27% 55% 1.67 0.00 0.00 0.00 Retail 887 11% 47% 1.70 25.10 25.10 0.00 Multi-Family 812 1% 48% 1.57 1.36 1.36 0.00 Other 560 56% 47% 1.56 1.31 0.74 0.57 Farmland 450 99% 45% 1.46 24.94 0.00 24.94 Medical 301 33% 57% 1.45 0.04 0.00 0.04 Other RE Rental & Leasing 241 12% 49% 2.41 0.00 0.00 0.00 Total $ 6,507 36% 50% $ 1.63 $ 72.34 $ 37.60 $ 34.74 ($ in Millions)

CRE by Collateral and Origination Balance Distribution by Origination Year Average OLTV By Origination Year Collateral Type Balance 2024 2023 2022 2021 2020 2019 or earlier 2024 2023 2022 2021 2020 2019 or earlier Industrial $ 2,217 6% 9% 19% 19% 10% 37% 43% 43% 44% 50% 50% 53% Office 1,039 4% 3% 24% 15% 17% 37% 49% 48% 54% 55% 54% 56% Retail 887 2% 6% 23% 19% 13% 37% 35% 38% 43% 47% 51% 51% Multi-Family 812 4% 10% 21% 18% 17% 30% 36% 43% 44% 51% 54% 50% Other 560 5% 7% 14% 20% 11% 43% 43% 44% 45% 49% 43% 48% Farmland 450 7% 6% 17% 14% 21% 35% 34% 42% 42% 36% 45% 50% Medical 301 7% 3% 11% 16% 14% 49% 47% 45% 52% 53% 55% 64% Other RE Rental & Leasing 241 19% 12% 18% 13% 4% 34% 46% 46% 51% 48% 52% 49% Total $ 6,507 5% 7% 20% 18% 13% 37% 42% 43% 46% 49% 51% 53% ($ in Millions)

CRE by Collateral and Reset/Maturity Collateral Type Balance ($ in Millions) Balance Maturing Next 24 months ($ in Millions) Rate Resets Next 24 Months ($ in Millions) Maturity & Rate Reset % of Loans Industrial $ 2,217 $ 241 $ 144 17% Office 1,039 125 122 24% Retail 887 119 125 28% Multi-Family 812 42 126 21% Other 560 69 63 24% Farmland 450 34 120 34% Medical 301 23 59 27% Other RE Rental & Leasing 241 13 16 12% Total $ 6,507 $ 666 $ 775 22% ($ in Millions)

CRE by Collateral and Loan Size ($ in Millions) Loan Amount Industrial Office Retail Multi-Family Other Farmland Medical Other RE Rental and Leasing Total Greater than $20M $ 0 $ 23 $ 0 $ 0 $ 0 $ 0 $ 0 $ 37 $ 60 $10M to $20M 106 112 96 87 11 78 0 24 514 $5M to $10M 444 237 136 130 147 76 64 41 1,275 $1M to $5M 1,366 523 526 456 322 224 190 118 3,725 Less than $1M 301 144 129 139 80 72 47 21 933 Total $ 2,217 $ 1,039 $ 887 $ 812 $ 560 $ 450 $ 301 $ 241 $ 6,507

CRE Office Loans by Major MSA Los Angeles County Total Balance of $371mm (190 loans) San Francisco County Total Balance of $164,309 (1 loan) San Diego County Total Balance of $73mm (21 loans) Note: Only shows the office loans that are in the major MSA.

Greater LA Business Density Distribution Note: Darker Shaded areas represent higher density of businesses within each submarket (HBD) West LA includes Santa Monica and Century City Central LA includes Downtown LA North LA includes Pasadena and Burbank Other LA (includes remaining areas of LA) Market Description ($ in Thousands) $ Loan Balance % of Owner Occupied LTV at Origination Avg. Loan Size Classified West LA (HBD) $ 86,733 18% 52% $ 4,337 $ 0 Other West LA 58,448 21% 52% 2,015 0 North LA (HBD) 41,351 9% 49% 1,426 0 Other North LA 39,426 17% 47% 1,408 0 Downtown LA (HBD) 523 100% 6% 523 0 Other Central LA 43,434 23% 48% 2,413 0 Other LA 100,972 41% 47% 1,553 0 Total $ 370,887 24% 48% $ 1,952 $ 0

Greater SD Business Density Distribution Area ($ in thousands) $ Loan Balance % of Owner Occupied LTV at Origination Avg. Size Classified Downtown SD (HBD) $ 3,697 41% 54% $ 1,232 $ 0 Other SD 69,017 0% 53% 3,834 0 Total $ 72,714 2% 53% $ 3,463 $ 0 Darker shaded areas represent Higher Business Density (HBD)

Greater SF Business Density Distribution Area ($ in thousands) $ Loan Balance % of Owner Occupied LTV at Origination Avg. Size Classified Downtown SF (HBD) $ 164 0% 3% $ 164 $ 0 Other SF 0 0% 0% 0 0 Total $ 164 0% 3% $ 164 $ 0 Darker shaded areas represent Higher Business Density (HBD)

C&I by Industry Industry Balance ($ in Millions) % of C&I Total Classified ($ in Millions) Real Estate Rental and Leasing $ 206 22% $ 0.13 Manufacturing 120 13% 3.04 Construction 83 9% 0.01 Wholesale Trade 80 9% 4.38 Arts, Entertainment, and Recreation 65 7% 0.00 Professional, Scientific, and Technical Services 53 6% 0.14 Administrative and Support and Waste Management and Remediation Services 48 5% 0.00 Health Care and Social Assistance 40 4% 0.00 Transportation and Warehousing 40 4% 0.25 Other 190 21% 1.53 Total $ 925 100% $ 9.48

($ in Thousands) # of Center Locations (12/31/24) Average Loans per Location Total Loans (12/31/24) % Los Angeles County 21 $ 145,437 $ 3,054,169 35.8% Central Valley and Sacramento 15 135,765 2,036,468 23.8% Orange County 10 115,862 1,158,621 13.6% Inland Empire (Riverside & San Bernardino Counties) 9 109,178 982,600 11.5% Central Coast 5 92,053 460,267 5.4% San Diego 2 163,921 327,842 3.8% Other California 152,301 1.8% Out of State 364,164 4.3% Total 62 $ 137,684 $ 8,536,432 100.0% Loans by Region

Deposits by Region ($ in Thousands) # of Center Locations (12/31/24) Total Deposits (9/30/24) Total Deposits (12/31/24) Average Deposits per Center (12/31/24) Los Angeles County 21 $5,064,135 $4,879,964 $232,379 Inland Empire (Riverside & San Bernardino Counties) 9 3,531,569 3,404,585 378,287 Central Valley and Sacramento 15 1,769,016 1,775,711 118,381 Orange County 10 1,616,374 1,640,521 164,052 Central Coast 5 362,707 392,667 78,533 San Diego 2 123,204 116,820 58,410 Total 62 $12,467,004 $12,210,268 $196,940 *Includes Customer Repurchase Agreements.

Diverse Deposit Base

Business vs Consumer Deposits Q4 2024 Q4 2023

Deposit Relationship Tenure Q1 2022 Q4 2023 Q4 2024 ~75% of our customer deposit relationships have banked with CBB for 3 years or more

Economic Forecast – GDP

Economic Forecast – Unemployment

Economic Forecast – CRE Price

Reconciliation of PTPP Return on Average Assets (Non-GAAP) The Pretax-pre provision income (“PTPP”) return on average assets is a non-GAAP disclosure. We use certain non-GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the return on average tangible common equity provides additional clarity to the users of our financial statements.

Reconciliation of Return on Average Tangible Common Equity (Non-GAAP) The return on average tangible common equity is a non-GAAP disclosure. We use certain non-GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the return on average tangible common equity provides additional clarity to the users of our financial statements.

Copy of presentation at www.cbbank.com